UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

January 20, 2010	000-52641
Date of Report (Date of earliest event reported)	Commission File Number

INFRASTRUCTURE MATERIALS CORP.
 (Exact name of registrant as specified in its charter)

Delaware	98-0492752
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1226 White Oak Blvd., Suite 10A Oakville, Ontario L6H 2B9
(Address of Principal Executive Offices) (Zip Code)

905-845-1073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Infrastructure Materials Corp. (the “Company”) has accepted the resignation of Roger Hall as a Director and the Chief Operating Officer of the Company, effective as of January 20, 2010.  There were no disagreements between Mr. Hall and the Company with regards to its management, operations, policies, procedures or disclosure statements.  Mr. Hall is resigning for personal reasons.  Mr. Hall will continue to provide services to the Company on a part time basis.

Item 8.01	Other Events

The Company engaged Karl Frost as its Chief Geologist, effective as of January 15, 2010.  Mr. Frost has provided geological services to the Company for the preceding sixteen months and will assist the Company with the transition of its exploration efforts following the departure of Mr. Hall.

Item 9.01	Exhibits

99.01	Resignation of Roger Hall dated January 20, 2010.
99.02	Press Release

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFRASTRUCTURE MATERIALS CORP.

January 20, 2010		/s/ Joanne Hughes
	Name:	Joanne Hughes
	Title:	Corporate Secretary